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                                                  EXHIBIT 4(g)

-------------   THIS CERTIFICATE HAS BEEN ISSUED AS PART OF A UNIT. THE                                             ---------------
   NUMBER       COMPONENTS OF THE UNITS MAY NOT BE SEPARATELY TRANSFERRED                                                SHARES
                AND THE PREFERRED STOCK MAY NOT BE CONVERTED
 EIP            UNTIL                 ,         OR SUCH EARLIER DATE AS MAY BE
-------------   DESIGNATED BY J.W. BARCLAY & CO., INC.                                                              ---------------



                          EUROWEB INTERNATIONAL CORP.
          Incorporated Under The Laws Of The State of Delaware                                                    SEE REVERSE FOR
                                                                                                                CERTAIN DEFINITIONS
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                            SERIES A PREFERRED STOCK                                                             CUSIP 298801 20 O


This certifies that:






is owner of

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FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CONVERTIBLE CUMULATIVE REDEEMABLE PREFERRED STOCK OF THE PAR VALUE OF $.001
EACH OF

                          EUROWEB INTERNATIONAL CORP.

(hereinafter called the "Company"), transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Company, as amended
(copies of which are on file and available at the offices of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:


EUROWEB INTERNATIONAL CORP.                            [SEAL]


/s/Frank R. Cohen                                                                 /s/Robert Genova
-----------------                                                                 ----------------

Countersigned and Registered

  American Stock Transfer & Trust Company, New York, NY
                                             Transfer Agent and Registrar

  By:

                         Authorized Signature

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(Reverse side)



                           EUROWEB INTERNATIONAL CORP.

                            SERIES A PREFERRED STOCK

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM - as tenants in common              UNIF GIFT MIN ACT - ..........Custodian.........
         TEN ENT - as tenants by the entireties                                 (Cust)             (Minor)
         JT TEN - as joint tenants with right of                                under Uniform Gifts to Minors
                     survivorship and not as tenants

                     in common                                                          Act............
                                                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------


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                   (Please print or typewrite name and address, including zip code of assignee)

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---------------------------------------------------------------------------------------------------------------------------Units
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------------------------------------------------------------Attorney
to transfer the said stocks on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________



                                                     ------------------------------------------------------------------
                                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.



THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE
DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE
ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO
CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES.
SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK
OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE
WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM
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STOCK MARKET INFORMATION EXCHANGE
www.stockinformation.com
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